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                                                                    EXHIBIT 99.3

                          MASTER TERMINATION AGREEMENT

      MASTER TERMINATION AGREEMENT (this "Agreement") dated as of December 1, 2004 among TCA NETWORK FUNDING, LIMITED PARTNERSHIP (the "Company"), ML LEASING EQUIPMENT CORP. ("Merrill Leasing"), TA OPERATING CORPORATION (successor by merger of TA Operating Corporation and National Auto/Truckstops, Inc.) (the "Lessee"), TRAVELCENTERS OF AMERICA, INC. (the "Guarantor"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE"), for itself and as agent (the "Agent") for the certain financial institutions from time to time parties to the Participation Agreement (as defined below), GE, CITICAPITAL COMMERCIAL CORPORATION, PAM CAPITAL FUNDING L.P. and PAMCO CAYMAN LTD (collectively, the "Loan Participants").

                               W I T N E S S E T H

      WHEREAS, the Company, as owner, and the Lessee, as agent, entered into a certain Agreement for Lease dated as of September 9, 1999, as amended by Amendment No. 1 thereto dated as of November 13, 2000, and as further amended by Amendment No. 2 thereto dated as of December 14, 2001 (as amended, the "Agreement for Lease");

      WHEREAS, the Company, as lessor, and the Lessee, as lessee, entered into a certain Lease Agreement dated as of September 9, 1999, as amended by Amendment No. 1 thereto dated as of November 13, 2000 (as amended, the "Lease Agreement");

      WHEREAS, the Company and GE, acting for itself and as Agent, entered into a certain Loan and Security Agreement dated as of September 9, 1999 (as the same has been amended from time to time, the "Loan and Security Agreement");

      WHEREAS, the Company, the Lessee, the Guarantor, GE, acting for itself and as Agent and the Loan Participants entered into a certain Participation Agreement dated as of September 9, 1999 (as the same has been amended from time to time, the "Participation Agreement");

      WHEREAS, the Lessee will purchase all of the Company's right, title and interest in and to the Property and Equipment on the date hereof by the payment by the Lessee to the Company of the amount set forth in Section 6 hereof;

      WHEREAS, in connection with the Agreement for Lease, the Lease Agreement, the Loan and Security Agreement and the Participation Agreement, the following agreements, documents and instruments, among others, were executed and delivered: (i) a certain First Amendment Agreement, dated as of December 14, 2001, among the Lessee, the Company, the Guarantor, GE, acting for itself and as Agent, and the Loan Participants; (ii) a certain Note, dated September 9, 1999, made by the Company to the order of GE, acting for itself and as Agent (as the same has been amended from time to time, the "Note"), in the amount of $69,620,000; (iii) a certain Pledge Agreement, dated as of September 9, 1999, between the Lessee and the Company (the "Pledge Agreement"); (iv) a certain Corporate Guaranty, dated as of September 9, 1999, from the Guarantor to the Company (the "Guaranty"); (v) a certain Shortfall Agreement, dated

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September 9, 1999, as amended by that certain Amendment to Shortfall Letter, dated as of December 14, 2001, between Merrill Leasing and GE, as Agent; (vi) a certain Management Agreement, dated as of September 9, 1999, between the Company and Merrill Leasing; and (vii) a certain Reimbursement Agreement, dated as of September 9, 1999, among the Company, the Lessee and Merrill Leasing (the Agreement for Lease, Lease Agreement, Loan and Security Agreement and Participation Agreement and all of the above-described documents, and all amendments, modifications, supplements and assignments to any and all of the foregoing, are collectively referred to herein as the "Documents"); and

      WHEREAS, the parties hereto desire to terminate the Documents as provided herein;

      NOW, THEREFORE, in consideration of the agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Lease Agreement.

      2. Waiver and Consent to Purchase of Property and Equipment. The Company hereby waives the requirements set forth in Section 12 of the Lease Agreement in order to permit the Lessee to purchase each Parcel of Property and Unit of Equipment for its Adjusted Acquisition Cost (i) upon less than thirty (30) days' written notice, and (ii) prior to the next Basic Rent Payment Date following the expiration of such thirty (30) day notice period. By executing this Agreement, each of the Agent and the Loan Participants hereby consents to the waiver by the Company of the aforementioned requirements of Section 12 of the Lease.

      3. Termination of the Documents. Subject to the receipt of payment by GE, as Agent, of the amount set forth in Section 5 hereof, the distribution by GE, as Agent, of such amount pursuant to said Section 5, and the receipt of payment by the Company of the amount set forth in Section 6 hereof, each of the parties hereto agrees that (i) except with respect to those provisions which expressly survive the termination of the Documents, including, without limitation, the indemnities contained in Section 12 of the Agreement for Lease and Section 11 of the Lease Agreement, the Documents to which it is a party are hereby terminated, such termination to be effective as of the date hereof, (ii) any requirement for notice (whether written or oral) with respect to the termination of any of the Documents is hereby waived by the respective parties to the Documents and (iii) any other requirement or condition precedent to the termination of any of the Documents is hereby waived or shall be deemed to have been satisfied, as the case may be.

      4. Termination of Security; Delivery of Instruments. Subject to the receipt of payment by GE, as Agent, of the amount set forth in Section 5 hereof, GE hereby (a) agrees, at the Lessee's sole cost and expense, to duly execute and deliver such instruments, documents and assurances, and to take such further action, as may be necessary or as may be reasonably requested by the Lessee to effectuate the purpose of this Agreement, including without limitation, (i) releases of any lien on or mortgage of the Property or Equipment created for the benefit of GE, as Agent, (ii) authorizing the filing of UCC-3 termination statements evidencing the release of any lien on or mortgage of the Property or Equipment created for the benefit of GE, as Agent, and (iii) such other instruments and documents that the Company or the Lessee may reasonably request in order to evidence the termination of GE's security interest in the

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property of the Company, including any such interest in the Property or
Equipment, and (b) agrees with the Company to deliver to the Company on the date hereof Counterpart No. 1 of the Agreement for Lease, Counterpart No. 1 of the Lease Agreement, and Counterpart No. 1 of any amendment to such documents.

      5. Termination of Loan and Security Agreement and Surrender of Notes. Upon receipt of payment by GE, as Agent, of an aggregate amount equal to $63,442,720.65, which aggregate amount shall constitute payment in full of the outstanding balance on the Note owing by the Company to the Agent under the Loan and Security Agreement, together with accrued interest, expenses and fees (including the legal fees of counsel to the Agent and the Company) payable thereunder, (i) GE, in its capacity as Agent, hereby agrees to surrender to the Company the Note, (ii) GE, in its capacity as Agent, hereby agrees to deliver such other instruments and documents that the Company may reasonably request in order to evidence the termination of the Loan and Security Agreement, promptly upon the Company's request therefor, and (iii) GE, in its capacity as Agent, and pursuant to the Loan and Security Agreement, hereby agrees to distribute to each Loan Participant its pro rata portion of the outstanding balance on the Note.

      6. Termination of Security. Upon receipt of payment by the Company of an aggregate amount equal to $65,796,488.72 (of which the Company has directed the Lessee to pay an aggregate amount equal to $63,241,776.03 directly to GE, as Agent) the Company hereby agrees with the Lessee to duly execute and deliver, at the Lessee's sole cost and expense, such instruments, documents and assurances, and to take such further action, as may be necessary or as may be reasonably requested by the Lessee to effectuate the purpose of this Agreement, including without limitation, executed originals, in such form as Lessee shall reasonably request, of (i) that certain Bill of Sale from the Company to the Lessee sufficient to transfer to the Lessee all of the Company's right, title and interest in the Equipment, (ii) those several real property documents listed on
Schedule I attached hereto, sufficient to transfer the Company's interest in each Parcel of Property from the Company to the Lessee free of any liens created in favor of GE, as Agent, in connection with or arising from the Lease and the Loan and Security Agreement, and (iii) such other documents and instruments as Lessee shall reasonably request, to evidence the termination of the Company's interest in and to the Property, the Equipment and any of the Documents.

      7. Transfer Taxes; Expenses. Lessee hereby represents and warrants that the execution and delivery of the Bill of Sale by the Company and the transfer of the Company's right, title and interest in the Equipment to the Lessee thereunder will not subject the Company or any of its partners or Affiliates or any of the Loan Participants to transfer taxes, transfer gains taxes, sales tax, use tax, or any other similar tax in any jurisdiction in which such Equipment is located. Notwithstanding the foregoing, the Lessee agrees to pay all taxes, recording and filing fees and all other reasonable costs and expenses (including the reasonable fees and disbursements of counsel) incurred by the parties hereto, in connection with the preparation, execution and delivery of this Agreement and any other instruments, documents, financing statements and releases delivered in connection with the transactions contemplated hereby (including without limitation all such instruments, documents, financing statements and releases delivered on a date or dates subsequent to the date of this Agreement).

      8. Indemnification. The Lessee and Guarantor hereby agree and confirm that
(A) the indemnity provisions of Section 11 of the Lease Agreement are in full force and effect on the

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date hereof, (B) each Person who qualifies as an Indemnified Person (which includes the Loan Participants) as of December 1, 2004 is indemnified on the date hereof and will continue after the date hereof to be indemnified pursuant to Section 11 of the Lease Agreement for all matters (including without limitation federal, state and local transfer and sales taxes) arising out of the execution, delivery and performance of this Agreement and all the documents contemplated hereby and (C) the indemnity provisions of Section 11 of the Lease Agreement and the right of each Person who qualifies as an Indemnified Person as of December 1, 2004 to continue to be indemnified under Section 11 of the Lease Agreement after the date hereof shall not be affected by and shall survive the execution, delivery and performance of this Agreement and the termination of the Documents.

      9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

      10. Miscellaneous. Notwithstanding anything herein to the contrary, this Agreement shall not affect any other transaction to which GE, the Guarantor or any related entities are parties.

      11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of page intentionally left blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                              TCA NETWORK FUNDING,
                              LIMITED PARTNERSHIP

                              By: TCA Network Capital, Inc., its General Partner

                              By:  /s/Natalya Anbinder
                                  ---------------------------------
                                  Name:
                                  Title: Vice President

                              ML LEASING EQUIPMENT CORP.

                              By:  /s/Joseph S. Valenti
                                  ---------------------------------
                                  Name:
                                  Title: Vice President

                              TA OPERATING CORPORATION

                              By:  /s/ James W. George
                                  ---------------------------------
                                  Name:
                                  Title: Executive VP & CFO

                              TRAVELCENTERS OF AMERICA, INC.

                              By:  /s/ James W. George
                                  ---------------------------------
                                  Name:
                                  Title: Executive VP & CFO

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Agent

                              By:  /s/ Ann Naegele
                                  ---------------------------------
                                  Name:
                                  Title: Vice President

Master Termination Agreement
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                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Loan Participant

                              By: _________________________________
                                  Name:
                                  Title:

                              PAM CAPITAL FUNDING L.P., as Loan
                              Participant

                              By: Highland Capital Management L.P.
                              as Collateral Manager

                              By:  /s/ Todd Travers
                                  ---------------------------------
                                  Name:
                                  Title: Senior Portfolio Manager

                              PAMCO CAYMAN LTD, as Loan Participant

                              By: Highland Capital Management L.P.
                              as Collateral Manager

                              By:  /s/ Todd Travers
                                  ---------------------------------
                                  Name:
                                  Title: Senior Portfolio Manager

                              CITICAPITAL COMMERCIAL CORPORATION,
                              as Loan Participant

                              By: /s/ Dennis Spegnoli
                                  ---------------------------------
                                  Name:
                                  Title:  Vice President


Master Termination Agreement
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                                                                      Schedule I

Potter County, Texas
Termination of Memorandum of Lease Agreement
Termination of Ground Lease and Memorandum of Ground Lease Agreement Release of Lien

Dallas County, Texas
Termination of Memorandum of Lease Agreement
Termination of Ground Lease and Memorandum of Ground Lease Agreement Release of Lien

Bexar County, Texas
Termination of Memorandum of Lease Agreement
Termination of Ground Lease and Memorandum of Ground Lease Agreement Release of Lien

Bartow County, Georgia
Termination of Memorandum of Lease Agreement
Termination of Ground Lease Agreement and Memorandum of Ground Lease Agreement Release of Leasehold Deed to Secure Debt, Assignment and Security Agreement

Monroe County, Michigan
Termination of Memorandum of Lease Agreement
Termination of Ground Lease Agreement and Memorandum of Ground Lease Agreement Discharge of Mortgage

Dona Ana County, New Mexico
Termination of Memorandum of Lease Agreement
Termination of Ground Lease Agreement and Memorandum of Ground Lease Agreement Release of Leasehold Mortgage, Assignment and Security Agreement

Medina County, Ohio
Termination of Memorandum of Lease Agreement
Termination of Ground Lease Agreement and Memorandum of Ground Lease Agreement Release and Satisfaction of Leasehold Mortgage

Hillsborough County, Florida
Termination of Memorandum of Lease Agreement
Termination of Ground Lease Agreement and Memorandum of Ground Lease Agreement Release and Satisfaction of Leasehold Mortgage, Assignment and Security Agreement